UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 13, 2026
Post Holdings, Inc.
(Exact name of registrant as specified in its charter)

Missouri	001-35305	45-3355106
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2503 S. Hanley Road
St. Louis, Missouri 63144
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (314) 644-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	POST	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 13, 2026, Post Holdings, Inc. (the “Company”) announced that Bradly A. Harper, the Company’s Senior Vice President, Chief Accounting Officer, will be taking a temporary medical leave of absence. During Mr. Harper’s leave of absence, Matthew J. Mainer, the Company’s Executive Vice President, Chief Financial Officer and Treasurer, will serve as Interim Chief Accounting Officer and principal accounting officer.
Item 5.05.    Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.
On October 15, 2026, the Board of Directors of the Company approved an updated Code of Conduct (the “New Code”), which will become effective February 1, 2027. The New Code will supersede the existing Code of Conduct (the “Prior Code”) and will be applicable to all directors, officers and employees of the Company and its subsidiaries and affiliates, including the Company’s principal executive officer, principal financial officer and principal accounting officer.
The New Code is intended to modernize the content and structure of the Company’s Prior Code for changes in the Company’s business and internal policies and regulatory and technological developments, while maintaining the Company’s core ethical principles and compliance framework. The approval of the New Code does not relate to, and its adoption will not result in, any waiver, explicit or implicit, of any provision in the Prior Code. The substantive updates reflected in the New Code include: (i) new content regarding emerging risk areas and evolving regulatory and technological developments, such as those related to artificial intelligence, prediction markets and fraud prevention; and (ii) expanded or restructured content on the topics of human rights, trade compliance, cybersecurity and data protection, workplace civility, records management, conflicts of interest and internal investigations.
The foregoing description of the updates is subject to and qualified in its entirety by reference to the full text of the New Code. The Prior Code is, and the New Code once effective will be, posted on the Company’s website (www.postholdings.com), under the Governance section within the Sustainability portion of the website.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 16, 2026	Post Holdings, Inc.
(Registrant)

	By:	/s/ Diedre J. Gray
	Name:	Diedre J. Gray
	Title:	Executive Vice President, General Counsel and Chief Administrative Officer, Secretary

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